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                                                                  EXHIBIT 10(b)


                      SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022



                                                September 30, 1997



Pacific Capital Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035


Gentlemen and Ladies:


        Pacific Capital Funds (the "Fund"), is filing with the Securities and Exchange Commission Post-Effective Amendment No. 10 to its Registration Statement under the Securities Act of 1933, as amended (the "1933 Act") on Form N-1A (File Nos. 33-57684 and 811-7454), relating to the registration under the 1933 Act of 4,296,001 additional shares of its beneficial interest, no par value (the "Shares"), which are to be offered and sold by the Fund in the manner and on the terms set forth in the prospectus of the Fund current and effective under the 1933 Act at the time of sale. The Shares are previously outstanding shares of the Fund's beneficial interest, no par value, which were redeemed by the Fund during its fiscal year ended July 31, 1997. According to Post-Effective Amendment No. 10 to the Fund's Registration Statement, none of the Shares have previously been used by the Fund for reduction pursuant to paragraph (a) of Rule 24e-2 under the Investment Company Act of 1940, as amended (the "1940 Act") in previous filings of post-effective amendments to the Fund's Registration Statement during the current fiscal year, or for the reduction pursuant to paragraph (c) of Rule 24f-2 under the 1940 Act during the Fund's current fiscal year, of the registration fee payable by the Fund for the registration of shares for sale under the 1933 Act.


        We have, as counsel, participated in various proceedings relating to the Fund and to the proposed issuance of the Additional Shares. We have examined copies, either certified or otherwise proven to our satisfaction to be genuine, of the Fund's Declaration of Trust and By-laws, as currently in effect. We have received a certificate dated September 22, 1997 from the Secretary of State of the Commonwealth of Massachusetts, certifying the existence and good standing of the Fund. We are generally familiar with the business affairs of the Fund.

        Based upon the foregoing, it is our opinion that:

        1. The Fund has been duly organized and is validly existing under the laws of the Commonwealth of Massachusetts.
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        2.      The Fund is authorized to issue an unlimited number of shares.

        3. Subject to the effectiveness of the above-mentioned Post-Effective Amendment No. 10 to the Fund's Registration Statement and compliance with applicable state securities laws, upon the issuance of the Additional Shares for a consideration not less than the par value thereof as required by the laws of Massachusetts, and not less than the net asset value thereof as required by the 1940 Act and in accordance with the terms of the Registration Statement, such shares will be legally issued and outstanding and fully paid and non-assessable.

        We hereby consent to the filing of this opinion with the Securities and Exchange Commission as a part of the above-mentioned Post-Effective Amendment No. 10 to the Registration Statement and with any state securities commission where such filing is required. In giving this consent we do not admit that we come within the category of persons whose consent is required under Section 7 of the 1933 Act.

        We are members of the Bar of the State of New York and do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of New York. We note that we are not licensed to practice law in the Commonwealth of Massachusetts, and to the extent that any opinion herein involves the laws of Massachusetts, such opinion should be understood to be based solely upon our review of the documents referred to above, the published statutes of that Commonwealth and, where applicable, published cases, rules or regulations of regulatory bodies of that Commonwealth.


                                   Very truly yours,

                                   /s/ Shereff, Friedman, Hoffman & Goodman, LLP Shereff, Friedman, Hoffman & Goodman, LLP